UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2022

MGM RESORTS INTERNATIONAL

(Exact name of registrant as specified in its charter)

DELAWARE	001-10362	88-0215232
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip code)

(702) 693-7120

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock (Par Value $0.01)	MGM	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CRF 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Executive Officer Employment Agreements

William Hornbuckle Employment Agreement

On August 18, 2022, MGM Resorts International, a Delaware corporation (the “Company”), entered into an employment agreement with William Hornbuckle, President and Chief Executive Officer of the Company (the “Hornbuckle Employment Agreement”), effective as of September 1, 2022. The Hornbuckle Employment Agreement provides for a term until August 31, 2026 and a minimum base salary of $2,000,000 per year.

The Hornbuckle Employment Agreement also provides for an annual target bonus equal to 200% of Mr. Hornbuckle’s base salary; provided that, for the 2023 fiscal year and thereafter, any amounts paid in excess of 150% of Mr. Hornbuckle’s target bonus will be paid in fully vested deferred restricted stock units payable in 25% installments over the 4-year period following the grant date (and subject to acceleration in the event Mr. Hornbuckle’s employment with the Company is terminated for any reason) (“DRSUs”). For the 2022 fiscal year, any amounts paid in excess of target will be paid in DRSUs.

The Hornbuckle Employment Agreement also provides that, subject to the discretion of the Human Capital and Compensation Committee (the “Committee”) of the Board, Mr. Hornbuckle will be eligible for annual equity grants in 2022, 2023, 2024 and 2025 with an expected grant date accounting value of $10,000,000 each year, which are expected to be provided 60% in the form of performance share units and 40% in the form of restricted stock units. The Hornbuckle Employment Agreement further provides Mr. Hornbuckle with certain other benefits and perquisites, which are discussed in detail in the Agreement.

In the event of a termination of Mr. Hornbuckle’s employment as the result of his death or a termination by the Company due to disability, the Company will pay Mr. Hornbuckle one year of salary payable at regular payroll intervals (less any payments received from an employer-paid short term disability policy).

In the event of a termination by the Company for no cause or by Mr. Hornbuckle for good cause prior to the end of the term of the Hornbuckle Employment Agreement, Mr. Hornbuckle will receive one and a half times (i) his annual base salary and (ii) his target bonus, payable in 12 monthly installments. Any such severance payments will be subject to applicable taxes and Mr. Hornbuckle’s execution and non-revocation of a general release of claims.

The Hornbuckle Employment Agreement also contains a non-compete covenant generally prohibiting Mr. Hornbuckle from providing services to a competitor or soliciting employees or business contacts for 12 months following his termination of employment or for 12 months following the term of the Hornbuckle Employment Agreement. In addition, the Hornbuckle Employment Agreement mandates that Mr. Hornbuckle’s confidentiality obligations continue even after his termination of employment.

The foregoing description is not a complete description of the Hornbuckle Employment Agreement and is qualified in its entirety by reference to the full text of the Hornbuckle Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference in this Item 5.02.

Corey Sanders Employment Agreement

On August 18, 2022, the Company entered into an employment agreement with Corey Sanders, Chief Operating Officer of the Company (the “Sanders Employment Agreement”), effective as of September 1, 2022. The Sanders Employment Agreement provides for a term until August 31, 2025 and a minimum base salary of $1,250,000 per year.

The Sanders Employment Agreement also provides for an annual target bonus equal to 175% of Mr. Sanders’ base salary, and certain other benefits and perquisites, which are discussed in detail in the Sanders Employment Agreement. For 2022, 100% of Mr. Sanders’ annual bonus will be payable in cash and for the 2023 fiscal year and thereafter, any amounts paid in excess of 150% of Mr. Sanders’ target bonus will be paid in DRSUs.

In the event of a termination of Mr. Sanders’ employment as the result of his death or a termination by the Company due to disability, the Company will pay Mr. Sanders one year of salary payable at regular payroll intervals (less any payments received from an employer-paid short term disability policy).

The Sanders Employment Agreement also provides that, subject to the discretion of the Committee of the Board, Mr. Sanders will be eligible for annual equity grants in 2022, 2023 and 2024 with an expected grant date accounting value of $3,750,000 each year, which are expected to be provided 60% in the form of performance share units and 40% in the form of restricted stock units.

In the event of a termination by the Company for no cause or by Mr. Sanders for good cause prior to the end of the term of the Sanders Employment Agreement, Mr. Sanders will receive (i) an amount equal to his annual base salary plus his target bonus amount, payable in 12 monthly installments; (ii) any earned but unpaid discretionary bonus due to him; and (iii) a payment equal to 1.5 times the cost of COBRA for a coverage period of 12 months, payable in 12 monthly installments. If the Company terminates Mr. Sanders for no cause after the end of the term of the Sanders Employment Agreement (at which time he would be treated as an at-will employee of the Company), Mr. Sanders will receive a lump sum payment equal to one year of his base salary. Any such severance payments will be subject to applicable taxes and Mr. Sanders’ execution and non-revocation of a general release of claims.

The Sanders Employment Agreement also contains a non-compete covenant generally prohibiting Mr. Sanders from providing services to a competitor or soliciting employees or business contacts for 12 months following his termination of employment or for 12 months following the term of the Sanders Employment Agreement. In addition, the Sanders Employment Agreement mandates that Mr. Sanders’ confidentiality obligations continue even after his termination of employment.

The foregoing description is not a complete description of the Sanders Employment Agreement and is qualified in its entirety by reference to the full text of the Sanders Employment Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference in this Item 5.02.

Jonathan Halkyard Employment Agreement

On August 18, 2022, the Company entered into an employment agreement with Jonathan S. Halkyard, Chief Financial Officer and Treasurer of the Company (the “Halkyard Employment Agreement”), effective as of September 1, 2022. The Halkyard Employment Agreement provides for a term until February 1, 2026 and a minimum base salary of $1,100,000 per year.

The Halkyard Employment Agreement also provides for an annual target bonus equal to 150% of Mr. Halkyard’s base salary, and certain other benefits and perquisites, which are discussed in detail in the Halkyard Employment Agreement. For 2022, any amounts Mr. Halkyard receives above his target bonus will be payable in DRSUs and for the 2023 fiscal year and thereafter, any amounts paid in excess of 150% of Mr. Halkyard’s target bonus will be paid in DRSUs.

In the event of a termination of Mr. Halkyard’s employment as the result of his death or a termination by the Company due to disability, the Company will pay Mr. Halkyard one year of salary payable at regular payroll intervals (less any payments received from an employer-paid short term disability policy).

The Halkyard Employment Agreement also provides that, subject to the discretion of the Committee of the Board, Mr. Halkyard will be eligible for annual equity grants in 2022, 2023 and 2024 with an expected grant date accounting value of $2,750,000 each year, which are expected to be provided 60% in the form of performance share units and 40% in the form of restricted stock units.

In the event of a termination by the Company for no cause or by Mr. Halkyard for good cause prior to the end of the term of the Halkyard Employment Agreement, Mr. Halkyard will receive (i) an amount equal to his annual base salary plus his target bonus amount, payable in 12 monthly installments; (ii) any earned but unpaid discretionary bonus due to him; and (iii) a payment equal to 1.5 times the cost of COBRA for a coverage period of 12 months, payable in 12 monthly installments. If the Company terminates Mr. Halkyard for no cause after the end of the term of the Halkyard Employment Agreement (at which time he would be treated as an at-will employee of the Company), Mr. Halkyard will receive a lump sum payment equal to one year of his base salary. Any such severance payments will be subject to applicable taxes and Mr. Halkyard’s execution and non-revocation of a general release of claims.

The Halkyard Employment Agreement also contains a non-compete covenant generally prohibiting Mr. Halkyard from providing services to a competitor or soliciting employees or business contacts for 12 months following his termination of employment or for 12 months following the term of the Halkyard Employment Agreement. In addition, the Halkyard Employment Agreement mandates that Mr. Halkyard’s confidentiality obligations continue even after his termination of employment.

The foregoing description is not a complete description of the Halkyard Employment Agreement and is qualified in its entirety by reference to the full text of the Halkyard Employment Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated by reference in this Item 5.02.

John McManus Employment Agreement

On August 18, 2022, the Company entered into an employment agreement with John McManus, Chief Legal and Administrative Officer and Secretary of the Company (the “McManus Employment Agreement”), effective as of September 1, 2022. The McManus Employment Agreement provides for a term until August 31, 2026 and a minimum base salary of $900,000 per year.

The McManus Employment Agreement also provides for an annual target bonus equal to 125% of Mr. McManus’ base salary, and certain other benefits and perquisites, which are discussed in detail in the McManus Employment Agreement. For 2022, 100% of Mr. McManus’ annual bonus will be payable in cash and for the 2023 fiscal year and thereafter, any amounts paid in excess of 150% of Mr. McManus’ target bonus will be paid in DRSUs.

In the event of a termination of Mr. McManus’ employment as the result of his death or a termination by the Company due to disability, the Company will pay Mr. McManus one year of salary payable at regular payroll intervals (less any payments received from an employer-paid short term disability policy).

The McManus Employment Agreement also provides that, subject to the discretion of the Committee of the Board, Mr. McManus will be eligible for annual equity grants in 2022, 2023, 2024 and 2025 with an expected grant date accounting value of $2,250,000 each year, which are expected to be provided 60% in the form of performance share units and 40% in the form of restricted stock units.

In the event of a termination by the Company for no cause or by Mr. McManus for good cause prior to the end of the term of the McManus Employment Agreement, Mr. McManus will receive (i) an amount equal to his annual base salary plus his target bonus amount, payable in 12 monthly installments; (ii) any earned but unpaid discretionary bonus due to him; and (iii) a payment equal to 1.5 times the cost of COBRA for a coverage period of 12 months, payable in 12 monthly installments. If the Company terminates Mr. McManus for no cause after the end of the term of the McManus Employment Agreement (at which time he would be treated as an at-will employee of the Company), Mr. McManus will receive a lump sum payment equal to one year of his base salary. Any such severance payments will be subject to applicable taxes and Mr. McManus execution and non-revocation of a general release of claims.

The McManus Employment Agreement also contains a non-compete covenant generally prohibiting Mr. McManus from providing services to a competitor or soliciting employees or business contacts for 12 months following his termination of employment or for 12 months following the term of the McManus Employment Agreement. In addition, the McManus Employment Agreement mandates that Mr. McManus’ confidentiality obligations continue even after his termination of employment.

The foregoing description is not a complete description of the McManus Employment Agreement and is qualified in its entirety by reference to the full text of the McManus Employment Agreement, a copy of which is attached hereto as Exhibit 104 and incorporated by reference in this Item 5.02.

Amended and Restated Change of Control Policy

On August 16, 2022, the Committee adopted an Amended and Restated Change of Control Policy for Executive Officers, effective as of April 16, 2022 (the “Policy”). The Board amended the Policy to, among other things, (i) amend the definition of “Change of Control” to replace the prior asset sale language with an “all or substantially all” standard, (ii) amend the definition of “Separation Benefits” (Separation Benefits are generally payable if the participant is terminated within six months before or one year after a Change of Control by the Employer without “Employer’s Good Cause” or by the participant with “Participant’s Good Cause,” as such terms are defined in the Policy) to include a prorated portion of their target bonus through the date of termination , (iii) revise the definition of “Employer’s Good Cause” to include termination in connection with a participant’s conviction of a crime related to the Company or any felony and to heighten the misconduct standard to gross misconduct, (v) remove the maximum dollar limitations on separation payments payable to the Chief Executive Officer (“CEO”) and other participants and (vi) reduce the severance multiple for the non-CEO participants from two times to one and a half times. The foregoing description of the Policy is not complete and is subject to, and qualified in its entirety by, the full text of the Policy, which is attached as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits:

Exhibit No.	Description

10.1	Employment Agreement, effective as of September 1, 2022, by and between the Company and William Hornbuckle.

10.2	Employment Agreement, effective as of September 1, 2022,by and between the Company and Corey Sanders.

10.3	Employment Agreement, effective as of September 1, 2022, by and between the Company and Jonathan S. Halkyard.

10.4	Employment Agreement, effective as of September 1, 2022, by and between the Company and John McManus.

10.5	Amended and Restated Change of Control Policy for Executive Officers, effective August 16, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2022

MGM Resorts International

By:	/s/ Jessica Cunningham
Name:	Jessica Cunningham
Title:	Senior Vice President, Legal Counsel and Assistant Secretary